SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14c-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                               SUCCESSORIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________

(2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________


(4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________


(5)   Total fee paid:

________________________________________________________________________________
      [_]  Fee paid previously with preliminary materials:



________________________________________________________________________________
      [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount previously paid:

      (2)  Form, Schedule or Registration Statement No.:

      (3)  Filing Party:

      (4)  Date Filed:

                               SUCCESSORIES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 21, 1999

To the Shareholders of Successories, Inc.:

         Notice is hereby given that the annual meeting of shareholders of Successories, Inc., an Illinois corporation (the "Company"), will be held at Stonebridge Country Club, 2705 Stonebridge Boulevard, Aurora, Illinois 60504 on Wednesday, July 21, 1999 at 10:00 A.M., Central Daylight Savings Time, for the following purposes:

         1. To elect: three (3) Class I directors, one (1) Class II director and one(1) Class III director for the terms specified in the proxy statement or until their successors are elected and qualified;

         2. To ratify the appointment of Arthur Andersen LLP as independent accountants for the fiscal year ending January 29, 2000;

         3. To consider and act upon a proposal to amend the Company's Articles of Incorporation to provide for the exculpation of the personal liability of the Directors; and

         4. To transact such other business as may properly come before the meeting.

         Shareholders of record as of the close of business June 3, 1999 will be entitled to vote at the annual meeting. Shares should be represented as fully as possible, since a majority is required to constitute a quorum.

         Please mark, sign, date and mail the accompanying proxy in the enclosed self-addressed, postage paid envelope, whether or not you expect to attend the meeting in person. You may revoke your proxy at the meeting should you be present and desire to vote your shares in person, and you may revoke your proxy for any reason at any time prior to the voting thereof, either by written revocation prior to the meeting or by appearing at the meeting and voting in person. Your cooperation is respectfully solicited.

                                        By Order of the Board of Directors,



                                        GREGORY J. NOWAK
                                        Secretary

Aurora, Illinois
June 7, 1999

                               SUCCESSORIES, INC.
                                 2520 DIEHL ROAD
                             AURORA, ILLINOIS 60504
                                  630-820-7200


                    ----------------------------------------


                                 PROXY STATEMENT


                    ----------------------------------------


                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 21, 1999


                                  INTRODUCTION

         The enclosed proxy is solicited on behalf of the Board of Directors of Successories, Inc. (the "Company") in connection with the annual meeting of shareholders to be held on Wednesday, July 21, 1999 at 10:00 A.M., Central Daylight Savings Time, and any adjournment thereof ("Annual Meeting"), at Stonebridge Country Club, 2705 Stonebridge Boulevard, Aurora, Illinois 60504.

         The cost of proxy solicitation will be borne by the Company. In addition to the solicitation of proxies by the use of the mails, certain officers and other regular employees of the Company may devote part of their time (but will not be specifically compensated therefor) to solicitation by telegraph, telephone or in person. Proxies may be revoked at any time prior to voting. Revocation may be done prior to the meeting by written revocation sent to the Secretary of the Company, Successories, Inc., 2520 Diehl Road, Aurora, Illinois 60504; or it may be done personally upon oral or written request at the Annual Meeting.

         This proxy statement will be first mailed or delivered to shareholders on or about June 7, 1999.


                   RECORD DATE; VOTING SECURITIES OUTSTANDING

         The close of business on June 3, 1999 is the record date for determining the holders of common stock, $.01 par value ("Common Stock"), of the Company entitled to notice of and to vote at the Annual Meeting.

         As of May 5, 1999, the Company had outstanding voting securities consisting of 6,922,988 shares of Common Stock. Presence in person or by proxy of holders of a majority of the outstanding shares of Common Stock will constitute a quorum at the Annual Meeting. A broker non-vote (where a broker submits a proxy but does not have authority to vote a customer's shares on one or more matters) is not considered entitled to vote and is not counted in determining voting results. If a shareholder, present in person or by proxy, abstains on any matter, that shareholder's shares are treated as present and entitled to vote. Thus, an abstention from voting on a matter has the same legal effect as a vote "AGAINST" the matter.


                               SECURITY OWNERSHIP

         The following table sets forth, with respect to the Company's Common Stock, all persons known to be the beneficial owner of more than 5% of the Company's Common Stock as of May 5, 1999.

                                        NUMBER OF SHARES
                                         AND NATURE OF
                                           BENEFICIAL
           BENEFICIAL OWNER               OWNERSHIP(1)      PERCENT OF CLASS
------------------------------------  --------------------  ----------------
Arnold M. Anderson                        1,010,228(2)          14.0%

Corbin & Company                          1,135,300(3)          16.4

State of Wisconsin Investment Board         427,900(4)           6.2

(1) Nature of beneficial ownership is direct unless otherwise indicated by footnote. Beneficial ownership as shown in the table arises from sole voting and investment power unless otherwise indicated by footnote.

(2) Includes 297,000 shares subject to immediately exercisable options and warrants; 115,290 shares held by Mary Margaret Anderson (his wife); 225,000 shares held in trust by Mary Margaret Anderson as trustee, as to which Mr. Anderson has sole voting and investment power; 1,500 shares held in trust by Mr. Anderson as trustee, as to which Mr. Anderson has sole voting and investment power; and 2,400 shares held in the name of his son. Mr. Anderson's address is c/o Successories, Inc., 2520 Diehl Road, Aurora, Illinois 60504.

(3) According to a Schedule 13G filed with the Securities and Exchange Commission (the "SEC"), dated February 10, 1999. Corbin & Company shares voting and dispositive power of the shares with its advisory clients. The address of Corbin & Company is 6300 Ridglea Place, Suite 1111, Fort Worth, Texas 76116.

(4) According to a Schedule 13G/A filed with the SEC, dated January 16, 1999. The address of the State of Wisconsin Investment Board is Post Office Box 7842, Madison, Wisconsin 53707.

         The following table sets forth, as of May 5, 1999, information with respect to the shares of Common Stock beneficially owned by: (i) each director and nominee; (ii) the Chief Executive Officer; (iii) Mr. James M. Beltrame, who was replaced as President, Chief Executive Officer and Director of the Company in June 1998; (iv) the other most highly compensated executive officers; and (v) all directors and executive officers as a group.


                                                  NUMBER OF
                                                  SHARES AND
                                                  NATURE OF
                                                  BENEFICIAL       PERCENT
              BENEFICIAL OWNER                   OWNERSHIP(1)      OF CLASS
--------------------------------------------     ------------      --------
Arnold M. Anderson..........................     1,010,228(2)        14.0%

James M. Beltrame...........................       278,971(3)         3.9

Seamas T. Coyle.............................        26,230(4)          *

Timothy C. Dillon...........................        22,357(5)          *

John F. Halpin..............................        12,857(6)          *

Steven D. Kuptsis...........................        12,018(7)          *

C. Joseph LaBonte...........................        79,246(8)         1.1

Steven B. Larrick...........................        60,700(9)          *

Michael H. McKee............................        92,592(10)        1.3

R. Scott Morrison, Jr.......................       481,294(11)        7.0

                                                  NUMBER OF
                                                  SHARES AND
                                                  NATURE OF
                                                  BENEFICIAL       PERCENT
              BENEFICIAL OWNER                   OWNERSHIP(1)      OF CLASS
--------------------------------------------     ------------      --------

Gregory J. Nowak............................            --             *
Mervyn C. Phillips, Jr......................        41,200(12)         *
Gary J. Rovansek............................        12,352             *
Guy E. Snyder...............................        33,967(13)         *
Kenneth Taylor..............................           197             *
All of the directors and executive
   officers as a group (15 persons).........     2,164,209(14)      28.2

------------------
* Percentage represents less than 1% of the total shares of Common Stock outstanding as of May 5, 1999.

(1) Nature of beneficial ownership is direct unless otherwise indicated by footnote. Beneficial ownership as shown in the table arises from sole voting and investment power unless otherwise indicated by footnote.
(2)  See note 2 above regarding nature of stock ownership.
(3) Includes 238,000 shares subject to immediately exercisable options and warrants.
(4) Includes 315 shares held by NBD Securities, Inc., custodian for Seamas T. Coyle Individual Retirement Account; 315 shares held by NBD Securities, Inc., custodian for Kathleen Coyle (his wife) Individual Retirement Account; and 25,100 shares subject to immediately exercisable options and warrants.
(5)  Represents shares subject to immediately exercisable options.
(6)  Includes 10,857 shares subject to immediately exercisable options.
(7)  Includes 5,000 shares subject to immediately exercisable options.
(8) Includes 5,000 shares held by the C. Joseph LaBonte Retirement Trust; and 30,000 shares subject to immediately exercisable options and warrants.
(9) Includes 9,000 shares held by Dorothy F. Larrick (his wife); 6,000 shares in aggregate held in trust for the benefit of each of Cathy, Natalie, Elizabeth and James Larrick (his children); 2,000 shares held in an individual retirement account; and 27,000 shares subject to immediately exercisable options and warrants
(10) Includes 8,844 shares held by Michael H. McKee; 25,918 shares held by Michael McKee and Cassandra McKee (his wife) as joint tenants; 330 shares held by Cassandra McKee; and 57,500 shares subject to immediately exercisable options.
(11) Includes 341,294 shares held in trust by Mr. Morrison as trustee, as to which Mr. Morrison has sole voting and investment power; 65,000 shares held by Mr. Morrison as trustee for a family limited partnership; and 75,000 shares held by Norma A. Morrison (his wife). Mr. Morrison's address is c/o Morrison Properties, 243 N.E. Fifth Avenue, Delray Beach, Florida 33483.
(12) Includes 17,000 shares held by Five M's Ltd. Money Purchase Pension
     Plan, of which Mr. Phillips is trustee; 1,200 shares held by Mr. Phillips as trustee of the Mervyn C. Phillips Revocable Trust; and 23,000 shares subject to immediately exercisable options. Excludes 9,500 shares held by Mr. Phillips as trustee under the will of M.C. Phillips, III for the benefit of a family trust as to which Mr. Phillips has voting power but of which he disclaims beneficial ownership.
(13) Includes 8,667 shares held by Guy E. Snyder; includes 300 shares held by Linda G. Snyder (his wife); 300 shares held by National Financial Services Corporation; custodian for Linda G. Snyder Individual Retirement Account; 300 shares held by National Financial Services Corporation, custodian for Guy E. Snyder Individual Retirement Account; and 24,400 shares subject to immediately exercisable options and warrants.

(14) Includes 760,214 shares subject to options and warrants exercisable within sixty days; and 26,218 shares as to which voting and/or investment powers are shared.

                                     ITEM 1

                              ELECTION OF DIRECTORS

         It is intended that the shares represented by the enclosed proxy will be voted, unless votes are withheld in accordance with the instructions contained in the proxy, for the election of the nominees for Directors named below. The numbers of Class I, II and III Directors are presently fixed at four, three and three, respectively. In the event that any nominee for Director should become unavailable, which is not anticipated, the Board of Directors in its discretion may designate substitute nominees, in which event such shares will be voted for such substitute nominees. Provided a quorum is present, the affirmative vote by the holders of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy is required for the election of each nominee.

         The identity of each such Director and his term is indicated below.

                                     CLASS I
                          (TERM EXPIRING IN YEAR 2002)

                                 Seamas T. Coyle
                                Steven B. Larrick
                                  Guy E. Snyder

                                    CLASS II
                          (TERM EXPIRING IN YEAR 2000)

                             R. Scott Morrison, Jr.

                                    CLASS III
                          (TERM EXPIRING IN YEAR 2001)

                                Gary J. Rovansek

         Directors hold office until the Annual Meeting in the fiscal year in which their terms expire and until their respective successors have been elected and qualified.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR EACH OF
                            THE NOMINEES NAMED BELOW.

    INFORMATION CONCERNING NOMINEES AND CONTINUING DIRECTORS:


                                                  TERM        DIRECTOR          PRINCIPAL OCCUPATION FOR
        NOMINEES FOR DIRECTOR            AGE     EXPIRES       SINCE               LAST FIVE YEARS
-------------------------------------  ------- ------------  ---------- -----------------------------------------
Guy E. Snyder(1)(2)..................     45       2002         1995    Partner in the law firm of Vedder, Price,
                                                                        Kaufman & Kammholz since 1996, a law firm
                                                                        that serves as counsel to the Company;
                                                                        prior thereto, a partner in the law firm
                                                                        of Keck, Mahin & Cate.

Steven B. Larrick(3)(4)..............     52       2002         1996    Consultant since January 1999; prior
                                                                        thereto, President of Power Hospital
                                                                        Fitness Group from May 1998 until
                                                                        January 1999; prior thereto, Chairman and
                                                                        Chief Executive Officer of Chernin's
                                                                        Shoes, Inc. from 1993 until December
                                                                        1997; prior thereto, served in various
                                                                        management level positions with
                                                                        Chernin's Shoes, Inc. since 1973.

Seamas T. Coyle(1)(2)................     47       1999         1995    Partner in accounting firm of Coyle,
                                                                        Fanning & Company and its
                                                                        predecessors since 1980; prior thereto, a
                                                                        Certified Public Accountant since 1974.
                                                                        Coyle, Fanning & Company performs
                                                                        tax services for the Company.

Gary J. Rovansek.....................     56       2001         1998    President and Chief Operating Officer
                                                                        for the Company since November 1998;
                                                                        prior thereto, President and Director of
                                                                        J.C. Whitney & Co.; President of the
                                                                        Horticultural Division of Foster &
                                                                        Gallagher, Inc. since 1993; prior thereto,
                                                                        President of Reliable Corporation since
                                                                        1988.

R. Scott Morrison, Jr................     58       2000         1999    Owner, operator and investor in various
                                                                        hotel products and real estate entities
                                                                        since 1988. He is a co-founder of and an
                                                                        investor in the Extended Stay America
                                                                        national hotel chain.


                                        5



                                                  TERM        DIRECTOR          PRINCIPAL OCCUPATION FOR
        CONTINUING DIRECTORS             AGE     EXPIRES       SINCE               LAST FIVE YEARS
-------------------------------------  ------- ------------  ---------- -----------------------------------------
Arnold M. Anderson(1)................     54       2001         1990    Chairman of the Board, Director and Chief
                                                                        Executive Officer since June 1998; prior
                                                                        thereto, Chairman of the Board and
                                                                        Director for the Company since May 1997;
                                                                        prior thereto, Chief Executive Officer,
                                                                        President, Chairman of the Board and
                                                                        Director for the Company and its
                                                                        predecessor (Primus) since October 1990;
                                                                        prior thereto, Chairman and President of
                                                                        the predecessors to the Company's
                                                                        subsidiaries.

Michael H. McKee.....................     45       2001         1990    Senior Vice President, Creative Director
                                                                        and Director for the Company and its
                                                                        predecessor since October 1990; prior
                                                                        thereto, Creative Director of Product
                                                                        Development and Advertising for the
                                                                        predecessors to the Company's
                                                                        subsidiaries.

C. Joseph LaBonte(3).................     59       2000         1994    Chairman of The Vantage Group, an
                                                                        investment and financial advisory firm
                                                                        formed in 1983; prior thereto, President,
                                                                        Chief Executive Officer and Director of
                                                                        Jenny Craig International from April
                                                                        1994 to October 1997; prior thereto,
                                                                        President, Chief Operating Officer and a
                                                                        Director of Reebok International, Ltd., a
                                                                        company specializing in the designing,
                                                                        marketing and distribution of footwear
                                                                        and related apparel. Mr. LaBonte is also
                                                                        a director of Hampton Products
                                                                        International.

Mervyn C. Phillips, Jr.(2)(3)(4).....     64       2000         1990    Principal of JH Chapman Group, LLC, a
                                                                        privately held investment company.  Mr.
                                                                        Phillips is also a director of Fastlane
                                                                        International.

------------------
(1)  Member of the Executive Committee.
(2)  Member of the Audit Committee.
(3)  Member of the Compensation and Stock Option Committee.
(4)  Member of the Director Nominating Committee.

         The Board of Directors held seven meetings during the fiscal year ended January 30, 1999. All Directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by each committee of the Board on which such Directors served. In addition to the Executive Committee, the Board of Directors of the Company has a standing Audit Committee, a standing Compensation and Stock Option Committee and a standing Director Nominating Committee.

         The Audit Committee held two meetings during the fiscal year ended January 30, 1999. This Committee is responsible for reviewing with the Company's financial management and its independent auditors, the proposed audit program for each fiscal year, the results of the audits and the adequacy of the Company's systems of internal accounting control. The Committee recommends to the Board of Directors the appointment of the independent auditors for each fiscal year. Directors Coyle, Phillips and Snyder are members of this Committee.

         The Compensation and Stock Option Committee held one meeting during the fiscal year ended January 30, 1999. This Committee is responsible for annually reviewing the salaries and bonuses of all executive officers and administering the Company's Stock Option Plan. Directors LaBonte, Phillips and Larrick are members of this Committee.

         The Director Nominating Committee held one meeting during the fiscal year ended January 30, 1999. This Committee is responsible for reviewing candidates for the Board of Directors. Directors Anderson, Larrick and Phillips are members of this Committee. The Committee will consider nominees recommended by security holders provided such recommendations are submitted to the Committee in writing.


               COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT

SUMMARY COMPENSATION TABLE

         The Summary Compensation Table below includes, for each of the fiscal years ended January 30, 1999, January 31, 1998 and February 1, 1997, individual compensation for services to the Company and its subsidiaries paid or awarded to, or earned by: (i) the Chief Executive Officer of the Company at January 30, 1999; (ii) the four most highly compensated executive officers of the Company; and (iii) James M. Beltrame, who was replaced as President, Chief Executive Officer and Director of the Company in June 1998 (collectively, the "Named Officers").


                                                                                           LONG TERM
                                                              ANNUAL                      COMPENSATION
                                                           COMPENSATION                      AWARDS
                                           ---------------------------------------------  ------------
                                                                         OTHER ANNUAL      SECURITIES
     NAME AND PRINCIPAL                      SALARY          BONUS       COMPENSATION      UNDERLYING           ALL OTHER
          POSITIONS               YEAR          $              $               $           OPTIONS(#)         COMPENSATION
                                                                                                                    $
----------------------------  ------------ -----------  -------------- -----------------  -------------      --------------
Arnold M. Anderson..........     1999        203,846            0              0                  0               730(1)
   Chairman of the Board,        1998        192,308       50,000              0                  0             4,600(1)
   Director and Chief            1997        193,827       50,000              0            110,000(2)              0
   Executive Officer

James M. Beltrame...........     1999(3)      92,308            0              0                  0             2,671(4)
   Former President, Chief       1998        185,096       50,000              0             50,000(5)              0
   Executive Officer and         1997        166,827       50,000              0            150,000(6)              0
   Director

Michael H. McKee............     1999        150,000       10,000(7)           0                  0             1,177(8)
   Senior Vice President,        1998        144,231       25,000              0             50,000(9)              0
   Creative Director and         1997        141,827       12,500              0             12,500(10)             0
   Director

Steven D. Kuptsis...........     1999        150,000       10,000(11)          0             15,000(12)           438(8)
   Senior Vice President,        1998(13)     56,539            0              0             25,000(14)             0
   Chief Administrative
   Officer and Chief
   Financial Officer

John F. Halpin..............     1999        130,000       10,000(11)          0             15,000(12)         1,510(8)
   Senior Vice President,        1998        115,192            0              0              7,142(15)             0
   Direct Marketing              1997(16)     41,135            0              0             20,000(17)             0
   Division


                                        7



                                                                                           LONG TERM
                                                              ANNUAL                      COMPENSATION
                                                           COMPENSATION                      AWARDS
                                           ---------------------------------------------  ------------
                                                                         OTHER ANNUAL      SECURITIES
     NAME AND PRINCIPAL                      SALARY          BONUS       COMPENSATION      UNDERLYING           ALL OTHER
          POSITIONS               YEAR          $              $               $           OPTIONS(#)         COMPENSATION
                                                                                                                    $
----------------------------  ------------ -----------  -------------- -----------------  -------------      --------------

Robert P. Hayes.............     1999(18)    122,308        9,100(10)          0             40,000(19)             0
   Senior Vice President,
   Merchandising

------------------

(1)  Represents club membership and related fees.
(2)  Includes options to purchase 80,000 shares of Common Stock granted
     February 6, 1996 pursuant to the Company's Stock Option Plan; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing February 6, 1997, and expire on February 6, 2006. Includes options to purchase 20,000 shares of Common Stock granted February 6, 1996 separate and aside from the Company's Stock Option Plan; such options are immediately exercisable, and expire on February 6, 2006. Includes options to purchase 10,000 shares of Common Stock granted
     November 11, 1996 separate and aside from the Company's Stock Option Plan; such options are immediately exercisable and expire on November 10, 2001.
(3) Mr. Beltrame was replaced as President, Chief Executive Officer and Director of the Company in June 1998.
(4) Represents club membership and related fees, and matching contributions to the Company's 401(k) plan made by the Company for the benefit of the executive officer.
(5) Represents options granted May 20, 1997 pursuant to the Company's Stock Option Plan; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing May 20, 1998 and expiring May 20, 2007.
(6)  Includes options to purchase 80,000 shares of Common Stock granted
     February 6, 1996 pursuant to the Company's Stock Option Plan; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing February 6, 1997 and expiring February 6, 2006. Includes options to purchase 20,000 shares of Common Stock granted February 6, 1996 separate and aside from the Company's Stock Option Plan; such options are immediately exercisable, and expire on February 6, 2006. Includes options to purchase 40,000 shares of Common Stock granted June 17, 1996 separate and aside from the Company's Stock Option Plan; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing June 17, 1997 and expire on June 17, 2006. Includes options to purchase 10,000 shares of Common Stock granted
     November 11, 1996 separate and aside from the Company's Stock Option Plan; such options are immediately exercisable, and expire on November 10, 2001.
(7)  In lieu of an increase in his base salary, Mr. McKee received a bonus.
(8) Represents matching contributions to the Company's 401(k) plan made by the Company for the benefit of the executive officer.
(9) Represents options granted May 20, 1997 pursuant to the Company's Stock Option Plan; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing May 20, 1998 and expiring May 20, 2007.
(10) Represents options granted June 17, 1996 pursuant to the Company's Stock Option Plan; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing June 17, 1997, and expire on June 17, 2006.
(11) Sign-on bonus - For Messrs. Kuptsis and Halpin sign-on bonus relates to fiscal years ended 1998 and 1997, respectively.
(12) Represents options granted October 1, 1998 pursuant to the Company's Stock Option Plan; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing October 1, 1999, and expire on October 1, 2008.
(13) For the period since Mr. Kuptsis became employed by the Company on September 17, 1997.
(14) Represents options granted September 17, 1997 pursuant to the Company's Stock Option Plan; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing September 17, 1998, and expire on September 17, 2007.
(15) Represents options granted June 2, 1997 pursuant to the Company's Stock Option Plan; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing June 2, 1998, and expire on June 2, 2007.

(16) For the period since Mr. Halpin became employed by the Company on September 25, 1996.
(17) Represents options granted September 25, 1996 pursuant to the Company's Stock Option Plan; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing September 25, 1997, and expire on September 25, 2006.
(18) For the period since Mr. Hayes became employed by the Company on April 9, 1998. Mr. Hayes resigned from the Company on April 29, 1999.
(19) Represents 25,000 options granted April 9, 1998 pursuant to the Company's Stock Option Plan; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing
     April 9, 1999, and expire on April 9, 2008. Also, represents 15,000 options granted October 1, 1998 pursuant to the Company's Stock Option Plan; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing October 1, 1999, and expire on October 1, 2008.

     The tables below set forth certain information with respect to options held by the Named Executive Officers.

                       OPTIONS GRANTS IN LAST FISCAL YEAR

                                                                                                   POTENTIAL REALIZABLE
                                                                                                  VALUE AT ASSUMED RATES
                                                                                                      OF STOCK PRICE
                                                                                                     APPRECIATION FOR
                                           PERCENT OF TOTAL                                             OPTION TERM
                            NUMBER OF           OPTIONS                                           ----------------------
                           SECURITIES         GRANTED TO        EXERCISE OF
                           UNDERLYING        EMPLOYEES IN       BASE PRICE      EXPIRATION
                            OPTIONS         FISCAL YEAR (%)       ($/SH.)          DATE             5%             10%
                           ----------      ----------------     -----------     ----------        ------         -------

Arnold M. Anderson               --               --                  --            --                --              --
James M. Beltrame                --               --                  --            --                --              --
Michael H. McKee                 --               --                  --            --                --              --
Steven D. Kuptsis            15,000              6.5%              2.875         10/01/08         27,121          68,730
John F. Halpin               15,000              6.5%              2.875         10/01/08         27,121          68,730
Robert P. Hayes              25,000             10.9%              6.250         04/09/08         98,265         249,022
                             15,000              6.5%              2.875         10/01/08         27,121          68,730

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTIONS/SAR VALUE


                                                               NUMBER OF SECURITIES               VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED                  IN-THE-MONEY
                                                                OPTIONS/SARS(#)                    OPTIONS/SARS($)
                              SHARES                           AT JANUARY 30, 1999              AT JANUARY 30, 1999(1)
                            ACQUIRED ON      VALUE        ------------------------------     ------------------------------
          NAME              EXERCISE (#)    REALIZED      EXERCISABLE      UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
------------------------    ------------    --------      -----------      -------------     -----------      -------------

Arnold M. Anderson              --             --           297,000             4,000             --                 --
James H. Beltrame               --             --           238,000            70,000             --                 --
Michael H. McKee                --             --            57,500            45,000             --              1,250
Steven D. Kuptsis               --             --             5,000            45,000             --              1,250
John F. Halpin                  --             --            10,857            41,285             --              1,250
Robert P. Hayes                 --             --                --            40,000             --                 --

------------------
(1) Value is based on the difference between the exercise price and fair market value at January 29, 1999, the last day during the fiscal year for which market prices are available ($2.75 per share as quoted on the Nasdaq National Market), multiplied by the number of shares underlying the option.

              BOARD COMPENSATION AND STOCK OPTION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION


         The Company's compensation philosophy is comprised of several elements designed to attract and retain key personnel, reward outstanding performance and link executive pay to long-term Company performance. These elements consist of a base salary, annual bonus compensation relating pay to performance and long-term incentive awards designed to align executive interests with shareholder interests.

BASE SALARY

         The base salary of Arnold M. Anderson was established pursuant to an employment agreement dated March 1, 1996 whereby Mr. Anderson received a minimum base salary of $200,000 per year annually for a period of three years and the opportunity to earn a bonus each year. Effective December 6, 1998, Mr. Anderson's base salary increased to $225,000.

         The base salary of Gary J. Rovansek was established pursuant to an employment agreement dated October 29, 1998 whereby Mr. Rovansek receives a minimum base salary of $225,000 per year annually for a period of three years and the opportunity to earn a bonus each year.

         The base salaries of the Company's other executive officers are determined by Messrs. Anderson and Rovansek with the approval of the Compensation and Stock Option Committee. Individual salaries are determined based on historical salary levels within the Company or the salary level of the officer at the time he commenced employment with the Company, and salary levels generally correspond to the level of responsibility of each executive. Increases are generally determined with regard to available earnings and individual performance.

BONUS COMPENSATION

         Annual bonuses for executive officers of the Company, excluding Messrs. Anderson and Rovansek, are determined by the Compensation and Stock Option Committee based on the recommendation of Messrs. Anderson and Rovansek and are awarded on a discretionary basis by the Compensation and Stock Option Committee. For the fiscal year ended January 30, 1999, the Compensation and Stock Option Committee considered the following criteria in awarding bonuses to those executives whose performance during the fiscal year impacted favorably on the results of the Company as a whole: corporate revenues, corporate net income and general corporate performance relative to market conditions in the Company's industry.

LONG-TERM INCENTIVE

         The Company's Stock Option Plan (the "Option Plan") authorizes the Compensation and Stock Option Committee to grant the employees of the Company and its subsidiaries incentive or non-qualified stock options. The Compensation and Stock Option Committee determines the prices and terms at which such options may be granted. The purpose of the Option Plan is to encourage stock ownership by the persons instrumental to the success of the Company, in order to give them a greater personal interest in the Company's affairs.

         On February 6, 1996, Messrs. Anderson and Beltrame were granted options to purchase 80,000 shares of Common Stock each pursuant to the Company's Option Plan at an exercise price of $7.625 per share; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing February 6, 1997, and expire on February 6, 2006. On September 25, 1996, Mr. Halpin was granted options to purchase 20,000 shares of Common Stock pursuant to the Company's Option Plan at an exercise price of $5.625 per share; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing September 25, 1997 and expire on September 25, 2006. On November 11, 1996, Messrs. Anderson and Beltrame were granted options to purchase 10,000 shares of Common Stock each separate and aside from the Company's Option Plan; such options are immediately exercisable and expire on November 10, 2001. On June 17, 1996, Mr. Beltrame was also granted options to purchase 40,000 shares of Common Stock separate and aside from the Company's Option Plan; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant commencing June 17, 1997 and expire on June 17, 2006. In addition, on February 6, 1996, Messrs. Anderson and Beltrame were granted options to purchase 20,000 shares of Common Stock each at an exercise price of $7.625 per share pursuant to Common Stock Option Agreements dated February 6, 1996 separate and aside from the Company's Option Plan; such options vested and became exercisable on the date of the grant and expire on February 6, 2006.

         On June 17, 1996, the Company granted options to purchase an aggregate of 91,500 shares to executive officers other than Mr. Beltrame at an exercise price of $6.125 per share. Such options are exercisable in cumulative annual increments of 20% of the original grant beginning June 17, 1997, expiring on June 17, 2006.

         On May 20, 1997, Messrs. Beltrame and McKee were granted options to purchase 50,000 shares of Common Stock each pursuant to the Option Plan at an exercise price of $5.75 per share; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing May 20, 1998, and expire May 20, 2007. On June 2, 1997, Mr. Halpin was granted options to purchase 7,142 shares of Common Stock pursuant to the Option Plan at an exercise price of $5.75 per share; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing June 2, 1998, and expire June 2, 2007.

         On April 9, 1998, Mr. Hayes was granted options to purchase 25,000 shares of Common Stock pursuant to the Option Plan at an exercise price of $6.25 per share; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing April 9, 1999, and expire April 9, 2008. On October 1, 1998, each of Messrs. Halpin, Hayes and Kuptsis was granted an option to purchase 15,000 shares of Common Stock pursuant to the Option Plan at an exercise price of $2.875 per share; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing October 1, 1999, and expire October 1, 2008.

         Non-qualified options to purchase 4,000 shares of Common Stock are granted automatically under the Option Plan to each person serving as a non-employee director immediately following each Annual Meeting of Shareholders. The annual grant of non-qualified options to non-employee directors is in addition to cash meeting fees paid by the Company to such directors, thereby tying such directors' compensation to the performance of the Company's Common Stock.

                                        Compensation Committee

                                        C. Joseph LaBonte
                                        Steven B. Larrick
                                        Mervyn C. Phillips, Jr.

                                PERFORMANCE GRAPH


         The following graph sets forth a comparison of cumulative total returns for: (i) the Company's Common Stock (which is traded on the Nasdaq Stock Market(SM)); (ii) the CRSP Total Return Index for the Nasdaq Stock Market(SM); and (iii) the CRSP Total Return Index for Nasdaq Retail Trade Stocks.

         On December 1, 1993, the Company's Common Stock began trading on the Nasdaq Stock Market(SM) under the symbol CLXG. On July 30, 1996, the Company's Shareholders approved a change in the Company's name to Successories, Inc. On September 16, 1996, the Company's stock began trading on the Nasdaq Stock Market(SM) under the symbol SCES. All returns were calculated assuming dividend reinvestment.

                               SUCCESSORIES, INC.
                               COMPARATIVE RETURNS





                                     [graph]













                          04/28/95   02/03/96   02/01/97   01/31/98   01/30/99
                          --------   --------   --------   --------   --------

SUCCESSORIES, INC.         100.00     101.67      93.33      81.67       36.67
NASDAQ STOCK MARKET        100.00     126.39     165.66     195.47      305.85
NASDAQ RETAIL TRADE        100.00     110.83     136.32     159.07      194.48
STOCKS

         Assumes $100 invested on April 28, 1995 in Successories, Inc. common stock, the CRSP Total Return Index for the Nasdaq Stock Market(SM) and the CRSP Total Return Index for Nasdaq Retail Trade Stocks.

COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         On April 6, 1993, the Company established a Compensation Committee of the Board of Directors for purposes of making certain executive compensation decisions. On May 21, 1996, the Stock Option Committee was combined with the Compensation Committee to form the Compensation and Stock Option Committee. Messrs. LaBonte, Larrick and Phillips are members of the Compensation and Stock Option Committee. At the request of the Compensation and Stock Option Committee, Messrs. Anderson and Rovansek have and will confer with the Committee and make recommendations for the salaries and bonuses of the executive officers.

DIRECTOR COMPENSATION

         Each non-employee director shall receive cash compensation in the amount of $1,000 for each meeting attended. In addition, each non-employee director receives an annual grant to acquire 4,000 shares of Company common stock at the closing bid price on the Nasdaq Stock Market on the date of the Company's Annual Meeting of Shareholders pursuant to the Company's Option Plan. Such options vest fully upon the first anniversary of the date of grant, pursuant to the terms of individual option agreements. In addition, non-employee directors receive $500 plus travel expenses for attending each Committee meeting.

EMPLOYMENT AGREEMENTS

         In March 1996, the Company entered into an employment agreement with Arnold M. Anderson which provides that he will receive a minimum base salary of $200,000 per year annually for three years plus the opportunity to earn a bonus each year. Effective December 6, 1998, Mr. Anderson's base salary increased to $225,000. In addition, the employment agreement provides that commencing in the fiscal year ended February 1, 1997, Mr. Anderson and the Company's Board of Directors shall agree each fiscal year upon the specific performance standards and criteria that will be used to determine how the bonus is actually earned and shall agree upon the amount of the actual bonus opportunity for such fiscal year. Pursuant to the agreed upon formula, Mr. Anderson received no bonus for the fiscal year ended January 30, 1999.

         In October 1998, the Company entered into an employment agreement with Gary J. Rovansek which provides that he will receive a minimum base salary of $225,000 per year annually for three years plus the opportunity to earn a bonus each year. In addition, the employment agreement provides that within 30 days after commencement of the Company's fiscal years, Mr. Rovansek and the Company's Board of Directors shall agree each fiscal year upon the specific performance standards and criteria that will be used to determine how the bonus is actually earned and shall agree upon the amount of the actual bonus opportunity for such fiscal year. Pursuant to the agreed upon formula, Mr. Rovansek received no bonus for the fiscal year ended January 30, 1999.

         In June 1996, the Company entered into an employment agreement with Michael H. McKee, which provides that he will receive a minimum base salary of $150,000 per year annually for three years plus the opportunity to earn a bonus each year. In lieu of an increase in Mr. McKee's base salary, he received a $10,000 bonus in 1998. In addition, the employment agreement provides that commencing in the fiscal year ended February 1, 1997, Mr. McKee and the Company's Board of Directors shall agree each fiscal year upon the specific performance standards and criteria that will be used to determine how the bonus is actually earned and shall agree upon the amount of the actual bonus opportunity for such fiscal year. Pursuant to the agreed upon formula, Mr. McKee received no bonus for the fiscal year ended January 30, 1999.

         Each employment agreement provides that unless either party, at least one year prior to the conclusion of the term of employment, provides written notice to the other party that it wishes not to renew the employment agreement, then the term of employment is automatically extended for one additional year. Each employment agreement provides that there is no limit on the number of extensions of the term of employment. Under the terms of each agreement, if the Company terminates the employment of the officer, other than for "just cause," or if the officer terminates his employment for "good reason," the Company shall pay the officer the remainder of his base salary during the remainder of his term of employment, or for a period of one year, whichever is greater. "Just cause" includes (a) an act of fraud or dishonesty by the employee; (b) a felony committed by the employee; and (c) a material breach by the employee of his employment agreement. "Good reason" includes (a) the assignment to the employee of duties inconsistent with his position; (b) a reduction in his minimum base salary or benefits or breach of the Company's obligations under the employment agreement; (c) a change in control of the Company; (d) subsequent to a change in control, the failure by the Company to obtain from its successor the assumption of the employment agreement; and (e) subsequent to a change in control, any purported termination of the officer's employment not effected pursuant to the notice provisions of the agreement.

TERMINATION AGREEMENT

         In September 1997, the Company entered into a termination agreement with Steven D. Kuptsis, which was amended in August 1998 and provides that Mr. Kuptsis will receive a cash payment equal to three quarters (3/4) of his base salary if his employment is terminated by the Company other than for "just cause." Mr. Kuptsis is also entitled to receive such payment in the event that he terminates his employment due to "just cause to resign" following a change in control of the Company. The term "just cause" is defined as the termination of the employment of Mr. Kuptsis on account of a determination by an independent arbitrator that Mr. Kuptsis: (i) committed an act of proven dishonesty or gross negligence in the performance of his duties or obligations thereunder; or (ii) committed a material act of misfeasance or malfeasance, disloyalty or breach of trust with respect to the Company or its affiliates. Under the terms of the agreement "just cause to resign" means that Mr. Kuptsis may resign his position following a change in (i) the ownership of the Company, (ii) the effective control of the Company, or (iii) the ownership of a substantial portion of the assets of the Company, if he determines that continued employment with the Company would not be in his best professional or career interests.

CERTAIN TRANSACTIONS

         All transactions between the Company and its officers, directors, and principal shareholders are required to be approved by a majority of the independent and disinterested non-employee directors and must be on terms no less favorable to the Company than could be obtained from unaffiliated third parties. During the fiscal year ended January 30, 1999, the Company incurred professional fees for services provided by Vedder, Price, Kaufman & Kammholz, a law firm of which Guy E. Snyder, who is a Director of the Company, is a partner. The Company also paid consulting fees of $179,000 to the accounting firm of Coyle, Fanning & Company, of which Seamas T. Coyle, who is a Director of the Company, is a partner.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established, and the Company is required to disclose in this proxy statement any failure to file by the applicable due dates during the fiscal year ended January 30, 1999.

         All of these filing requirements were satisfied, except: Seamas T. Coyle, Director of the Company, filed one late report covering one transaction; Robert P. Hayes, Vice President of the Company, filed one late report covering his initial ownership; R. Scott Morrison, Jr., Director of the Company, filed a late report covering his initial ownership and a late report covering one transaction; Gregory J. Nowak, Vice President, Secretary and General Counsel of the Company, filed one late report covering his initial ownership; and Kenneth Taylor, Vice President of the Company, filed one late report covering his initial ownership.


                                     ITEM 2

             PROPOSED RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Upon the recommendation of its Audit Committee, the Board of Directors retained Arthur Andersen LLP ("Arthur Andersen") to examine the financial statements of the Company for the fiscal years ended February 1, 1997, January 31, 1998 and January 30, 1999 and appointed Arthur Andersen as independent accountants for the Company to audit its consolidated financial statements for the fiscal year ending January 29, 2000 and to perform audit-related services. The Board has directed that the appointment of Arthur Andersen be submitted to the shareholders for approval.

         If the shareholders do not ratify the selection of Arthur Andersen, the Audit Committee and the Board of Directors will reconsider the appointment. The Company has been advised by Arthur Andersen that it expects to have a representative present at the Annual Meeting and that such representative will be available to respond to appropriate questions. Such representative will also have the opportunity to make a statement if he or she desires to do so.

         Proxies will be voted for or against approval of this proposed ratification in accordance with the specifications marked thereon, and will be voted in favor of approval if no specification is made. Approval requires the favorable vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy, assuming that a quorum is present.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE APPOINTMENT OF ARTHUR ANDERSEN AS INDEPENDENT ACCOUNTANTS.

                                     ITEM 3

   PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION TO PROVIDE FOR EXCULPATION
              OF THE PERSONAL LIABILITY OF THE COMPANY'S DIRECTORS

         The Board of Directors has adopted, and is recommending to the shareholders for their approval at the Annual Meeting, a resolution to amend the Company's Articles of Incorporation to eliminate, to the extent allowed under
Section 2.10(b)(3) of the Act, the personal liability of the Directors of the Company. The applicable text of the Board's resolution is as follows:

         "RESOLVED, that the Articles of Incorporation be amended by, pursuant to Section 2.10(b)(3) of the Illinois Business Corporation Act of 1983, adding Article Six as follows:


                                   ARTICLE SIX

                  A director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 8.65 of the Illinois Business Corporation Act of 1983, or
         (iv) for any transaction from which the director derived an improper personal benefit. If the Illinois Business Corporation Act of 1983 is amended after approval by the shareholders of this article to authorize corporate action further eliminating or limiting the personal liability of the directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Illinois Business Corporation Act of 1983, as so amended.

                  Any repeal or modification of the foregoing paragraph by the shareholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification."

         This amendment will require the Company to indemnify each of the directors of the Company to the fullest extent under Illinois law for losses or expenses sustained by them by reason of their positions with the Company. The Board of Directors, individual members of which will personally benefit from adoption of the proposed amendment, strongly believes that the proposed amendment will help the Company remain competitive in its ability to attract qualified directors and officers and will positively affect the ability of the Directors to make the best decisions of which they are capable.

         Proxies will be voted for or against approval of this amendment to the Articles of Incorporation of the Company in accordance with the specifications marked thereon, and will be voted in favor of approval if no specification is made. Approval requires the favorable vote of the holders of a majority of the shares of Common Stock outstanding. If approved by the shareholders, the amendment to the Articles of Incorporation will become effective upon filing with the Secretary of State of the State of Illinois Articles of Amendment to the Company's Articles of Incorporation, which filing is expected to take place shortly after the Annual Meeting. If this proposal is not approved by the shareholders, the Articles of Amendment will not be filed with respect to this proposal.

           THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSAL TO AMEND
             THE COMPANY'S ARTICLES OF INCORPORATION TO PROVIDE FOR
           INDEMNIFICATION OF THE COMPANY'S DIRECTORS IS IN THE BEST
                INTERESTS OF THE COMPANY AND RECOMMENDS THAT THE
              SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT

                                  OTHER MATTERS

SHAREHOLDER PROPOSALS

         Shareholder proposals intended to be included in the Company's proxy statement and form of proxy relating to, and to be presented at, the Annual Meeting of Shareholders of the Company to be held in 2000 must be received by the Company on or before April 28, 2000.

         Additionally, if a proponent of a shareholder proposal at the Annual Meeting of Shareholders to be held in 2000 fails to provide notice of the intent to make such proposal by personal delivery or mail to the Secretary of the Company on or before April 23, 2000 (or by an earlier or later date, if such date is established by amendment to the Company's By-laws), then any proxy solicited by management may confer discretionary authority to vote on such proposal.

VOTING PROXIES

         The enclosed proxy card confers authority to vote, in accordance with the instructions contained in the proxy, with respect to the election of the nominees for director specified in this Proxy Statement, the proposed amendment to the Company's Articles of Incorporation and the ratification of Arthur Andersen as the Company's independent accountants. The proxy will be voted in accordance with the choices indicated thereon. If no specifications are made, proxies will be voted "FOR ALL NOMINEES" for director, "FOR" the amendment to the Articles of Incorporation and "FOR" the ratification of Arthur Andersen as independent accountants.

OTHER BUSINESS

         The Board of Directors knows of no other business that will be presented at the meeting. Should any other business come before the meeting, it is the intention of the persons named in the enclosed proxy form to vote in accordance with their best judgment.

                                        By Order of the Board of Directors,



                                        Gregory J. Nowak
                                        Secretary

Aurora, Illinois
June 7, 1999

PROXY


                               SUCCESSORIES, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 21, 1999

The undersigned shareholder of Successories, Inc. does hereby acknowledge receipt of Notice of said Annual Meeting and accompanying Proxy Statement and constitutes and appoints Arnold M. Anderson, Gary J. Rovansek and Gregory J. Nowak, or any of them, with full power of substitution, to vote all shares of stock of Successories, Inc. which the undersigned is entitled to vote, as fully as the undersigned could do if personally present, at the Annual Meeting of Shareholders of said Corporation to be held on Wednesday, July 21, 1999 at 10:00 A.M., Central Daylight Savings Time, and at any adjournments thereof, at Stonebridge Country Club, 2705 Stonebridge Boulevard, Aurora, Illinois 60504.


1. The election of the following Directors: Class I: Seamas T. Coyle, Steven B. Larrick and Guy E. Snyder; Class II: R. Scott Morrison, Jr.; and Class III:
    Gary J. Rovansek.

    |_|   FOR ALL NOMINEES EXCEPT NOMINEE(S) WRITTEN IN SPACE BELOW:

--------------------------------------------------------------------------------
    |_|   WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

2. The proposal to ratify the appointment of Arthur Andersen LLP as independent accountants for the fiscal year ending January 29, 2000.

               |_| FOR              |_| AGAINST              |_| ABSTAIN

3. The proposal to amend the Company's Articles of Incorporation to provide for the exculpation of the personal liability of the Directors.

               |_| FOR              |_| AGAINST              |_| ABSTAIN

4. As such proxies may in their discretion determine upon such other matters as may properly come before the meeting.

               |_| FOR              |_| AGAINST              |_| ABSTAIN


    I plan to attend the meeting.   |_|

      THIS PROXY STATEMENT SHALL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN AND IN THE ABSENCE OF SUCH INSTRUCTIONS SHALL BE VOTED FOR ALL OF THE DIRECTOR NOMINEES DESCRIBED IN ITEM (1) AND FOR ITEMS (2) AND (3). IF OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES ON THOSE MATTERS.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                        WHEN SIGNING THE PROXY, PLEASE DATE IT
                                        AND TAKE CARE TO HAVE THE SIGNATURE
                                        CONFORM TO THE SHAREHOLDER'S NAME AS IT
                                        APPEARS ON THIS SIDE OF THE PROXY. IF
                                        SHARES ARE REGISTERED IN THE NAMES OF
                                        TWO OR MORE PERSONS, EACH PERSON SHOULD
                                        SIGN. EXECUTORS, ADMINISTRATORS,
                                        TRUSTEES AND GUARDIANS SHOULD SO
                                        INDICATE WHEN SIGNING.


                                        ________________________________________
                                        Signature


                                        ________________________________________
                                        Signature if held jointly


                                        DATED___________________________________


You are urged to mark, sign and return your proxy without delay in the return envelope provided for that purpose, which requires no postage if mailed in the United States.